Slide: 1 Title: January 2008  CHENIERE ENERGY, INC. (Gp:) *Corpus Christi LNG, LLC  Cheniere Energy, Inc. 100%   *Artist’s Rendition (Gp:) *Creole Trail LNG, L.P.  Cheniere Energy, Inc. 100%   *Freeport LNG Development, L.P.   Cheniere Energy, Inc. 30%  * Sabine Pass LNG, L.P.   Cheniere Energy Partners, L.P.  Cheniere Energy, Inc. 91%

Slide: 2 Body: This presentation contains certain statements that are, or may be deemed to be, “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act.  All statements, other than statements of historical facts, included herein are “forward-looking statements.”  Included among “forward-looking statements” are, among other things:
   statements that we expect to commence or complete construction of each or any of our proposed liquefied natural gas, or LNG, receiving
    terminals by certain dates, or at all;   statements that we expect to receive authorization from the Federal Energy Regulatory Commission, or FERC, to construct and operate proposed  LNG receiving terminals by a certain date, or at all;   statements regarding future levels of domestic natural gas production and consumption, or the future level of LNG imports into North America, or regarding projected future  capacity of liquefaction or regasification, liquifaction utilization or total monthly LNG trade facilities worldwide, regardless of the source of such information   statements regarding any financing transactions or arrangements, whether on the part of Cheniere or at the project level;   statements relating to the construction of our proposed LNG receiving terminals, including statements concerning estimated costs, and the  engagement of any EPC contractor;    statements regarding any Terminal Use Agreement, or TUA, or other commercial arrangements presently contracted, optioned, marketed or potential arrangements to be performed substantially in the future, including any cash distributions and revenues anticipated to be received; statements regarding the  commercial terms and potential revenues from activities described in this presentation;   statements regarding the commercial terms or potential revenue from any arrangements which may arise from the marketing of uncommitted   capacity from any of the terminals, including the Creole Trail and Corpus Christi terminals which do not currently have contractual commitments;   statements regarding the commercial terms or potential revenue from any arrangement relating to the proposed contracting for excess or expansion capacity for the Sabine Pass LNG Terminal or the Indexed Purchase Agreement (“IPA”) or LNG spot purchase examples described in this presentation;   statements that our proposed LNG receiving terminals, when completed, will have certain characteristics, including amounts of regasification and storage capacities, a number of storage tanks and docks and pipeline interconnections;   statements regarding Cheniere and Cheniere Marketing forecasts, and any potential revenues and capital expenditures which may be derived from any of Cheniere business groups;    statements regarding Cheniere Pipeline Company, and the capital expenditures and potential revenues related to this business group; statements                 regarding our proposed LNG receiving terminals’ access to existing pipelines, and their ability to obtain transportation capacity on existing pipelines; statements regarding  the Cheniere Southern Trail Pipeline, and its potential business opportunities   statements regarding possible expansions of the currently projected size of any of our proposed LNG receiving terminals;   statements regarding the payment by Cheniere Energy Partners, L.P. of cash distributions;   statements regarding our business strategy, our business plan or any other plans, forecasts, examples, models, or objectives; any or all of which are subject to change;    statements regarding estimated corporate overhead expenses; and   any other statements that relate to non-historical information.These forward-looking statements are often identified by the use of terms and phrases such as “achieve,” “anticipate,” “believe,” “estimate,” “example,” “expect,” “forecast,” “opportunities,” “plan,” “potential,” “project,” “propose,” “subject to,” and similar terms and phrases.  Although we believe that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect.  You should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation.  Our actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in “Risk Factors” in the Cheniere Energy, Inc. Annual Report on Form 10-K for the year ended December 31, 2006, which are incorporated by reference into this presentation.  All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these ”Risk Factors”.  These forward-looking statements are made as of the date of this presentation, and we undertake no obligation to publicly update or revise any forward-looking statements.   Safe Harbor Act

Slide: 3  Cheniere Marketing  Asset  Development  Partnership  Interests  Sabine Pass LNG  4.0 Bcf/d LNG Terminal  Cheniere Energy  Partners, L.P.  (AMEX:CQP) 90.6% Interest (GP & LP units)  Creole Trail LNG Terminal  Creole Trail  Pipeline  Corpus Christi  LNG Terminal  Freeport LNG Development, L.P.(Freeport LNG Terminal) 30% LP Interest  Cheniere Southern  Trail Pipeline  (Proposed Pipeline)

Slide: 4 Title: Freeport LNG Development, L.P. Cheniere Energy, Inc. 30%  Freeport LNG Construction Site August 2007 Body: Send-out capacity of 1.5 Bcf/d TUA Contracts totaling 1.55 Bcf/d Conoco  0.90 Bcf/d Dow  0.50 Bcf/d Mitsubishi  0.15 Bcf/d Facility ownership: Cheniere (30%), M. Smith (45%), Contango (10%) and Dow (15%)  Contango recently announced an agreement to sell their 10% interest to an undisclosed Asian utility for $68 million Freeport LNG has obtained ~$1.1 billion debt to fund construction Cheniere expects to receive annual cash receipts of ~$15mm* * Cash distributions expected beginning in Q308

Slide: 5 Title: Cheniere Energy Partners, L.P. (AMEX: CQP) Sabine Pass LNG, L.P. Cheniere Energy, Inc. 90.6%  Sabine Pass Construction Site – January 2008 Body: 4 Bcf/d capacity contracted at Sabine Pass facility resulting in annual revenues of approximately: ~$256 MM from CVX and Total ~$256 MM from Marketing Operating costs, debt service costs and common unit holder distributions are estimated to be $245 MM to $255 MM* Annual distribution is $1.70 per unit and will be paid to all unit holders beginning mid 2009**   * Estimate for 2010 full year basis ** Currently CQP is paying $1.70 per share to common unit holders.  Distributions to GP and subordinated units expected to start in 2009.

Creole Trail Pipeline*
Potential Pipeline Interconnects:
Gulf Coast Markets
Northeast Markets
Southeast Markets
Midwest / Great Lakes Markets
Connects with Henry Hub
Creole Trail – MP 58*
Creole Trail – Phase II
2Q 2008
M.P. 58
Texas Eastern
Trunkline
Gulf South
Transco
Varibus
Targa
Sabine PL
Tennessee
ANR
Texas Gas
Florida Gas
Transco
Columbia Gulf
Cypress
Pine Prairie
Energy Center
Egan
Storage
Starks
Storage
Liberty
Storage
Hackberry
Storage
NGPL
Transco
Bridgeline
Tennessee
Florida Gas
4Q 2007
CHENIERE
CHENIERE
• Estimated Cost: $500-550 MM
• Expected in-service: 2Q 2008
• 2 Bcf/d capacity, 1200 btu
Henry Hub
Jefferson Island
Storage
Sabine Pass LNG Terminal
Phase I – 2Q 2008
Phase II – 2Q 2009
Creole Trail LNG
Terminal
Gulf of Mexico
6

Slide: 7 Title: Next Generation of Terminals Including Some Terminals Under Construction Body: Higher construction costs: ~ $1 billion for 1 Bcf/d Utilization constraints: Operational: Marine access Pipeline takeaway Storage Market size and access Affects regional price basis Seasonality Regas hurdle rate: $0.75 - $1.00 per MMBtu  $0.32 per MMBtu TUA is a thing of the past

Slide: 8 Title: Cheniere Energy Partners Growth Projects Body: Fuel Efficiency Projects at Sabine Pass LNG Maximizes plant fuel efficiency using waste heat recovery and ambient air technology Customers charged 2% fuel retainage fee Projects expected to reduce fuel usage by 50% to 75% Actual savings depends on gas prices and plant throughput Developed over next few years, expected in-service 2010 – 2011 Expected funding from excess cash and financing Cheniere Southern Trail Pipeline Proposed pipeline extending from Louisiana to Florida

Cheniere Southern Trail Pipeline



Scale - Approximate
0 20 40 60 miles
SESH - Lucedale
Transco 65
SONAT
Dequincy
TGC, TETCO, Transco 45, Sempra, Liberty Storage
Tennessee
TETCO
LIG
Tennessee
FGT 11
FGT 12
FGT 9
FGT
Gulf South
Gulfstream
Eunice
ANR, TxGas, Egan Storage, Pine Prairie Storage
Cheniere
Cheniere Sabine Pass LNG
Johnson Bayou
NGPL, Bridgeline, SW Lateral
Dq
Je
Fl
Southern Trail - Proposed
Creole Trail – Under Construction
Creole Trail – FERC Authorized

9

Slide: 10      Value Drivers   Future Growth in MLP Assets  Corpus Christi LNG terminal  Creole Trail LNG terminal  Future Acquisitions  Cheniere Marketing  Validates value of subordinated units  Intrinsic value of Marketing operations

Slide: 11  Everett  Cove Point   Elba Island   Lake Charles   Sabine Pass   Freeport  Golden Pass  Cameron  Costa Azúl  Canaport  Existing Under Construction  Altamira  Source: Websites of Terminal Owners, Wood Mackenzie Limited, Poten & Partners Title: North America Onshore Regasification Capacity By 2010  15.8 Bcf/d North American Atlantic Basin  capacity @ 65% utilization = 10.3 Bcf/d

Slide: 12  LNG Fundamentals  Value of Marketing

Slide: 13 Title: New Liquefaction Competes for Market Share  Source: CERA, 2006  Atlantic Basin 12 Bcf/d  ME Gulf  11 Bcf/d  Asia Pacific 13 Bcf/d  2005 Europe 4.7 Bcf/d  2005  12.3 Bcf/d  2005 NA 1.8 Bcf/d (Gp:) 2010 Liquefaction Capacity (Gp:) 2005 Consumption   5  15  25  35  45  36  23  24  26  30  35  Bcf/d Liquefaction Capacity  Firm  Existing Liquefaction  Under Construction  Proposed Liquefaction  Projected  2005  2006  2007  2008  2009  2010

Slide: 14 Title: 2010 Annual Balance - Bcf/d  Global Liquefaction Capacity      36 Estimated LNG Delivery @ 90%   32 Asian Consumption      <~16> European Consumption   <~  6> Remaining for North America    ~10  Source: Cheniere Research

Slide: 15 Title: Constraint is not Regasification but Natural Gas Consumption  Source: GIIGNL; Waterborne LNG; Cheniere Research   Regasification is built for peak utilization because of seasonal variations  Bcf/d  Asia  Europe  North America

Slide: 16 Title: Demand Seasonality will Impact Flows  Source:  IEA     2006 Demand  0  5  10  15  20  25  30  Jan  Feb  Mar  Apr  May  Jun  Jul  Aug  Sep  Oct  Nov  Dec  Belgium  Spain  France  UK  US GC  Bcf/d

Slide: 17 Title: . . . and Pipeline Competition in Europe . . .   Transatlantic LNG  Deep and liquid market with large storage and summer peak demand will balance global LNG supply  Pipeline gas supply into Europe will compete to push LNG to higher value markets. (Gp:) New Pipeline (Gp:) Existing Pipeline (Gp:) Expansion

Slide: 18  1.5  1.5  1.5  1.5  1.8  1.8  1.8  1.6  0.5  0.5  0.5  0.5  2.0  2.0  2.0  2.0  0.4  0.4  0.4  0.4  1.3  2.3  4.9  0.2  0.2  0.2  0.3  9.2  11.7  7.9  6.6  -  2  4  6  8  10  12  2007  2008  2009  2010  Bcf/d  Nigeria  Yemen  Qatar  Oman   Abu Dhabi  Trinidad  Norway  Eq. Guinea  Egypt  Algeria Title: . . . Means More LNG is Becoming Flexible   Flexible LNG to the Atlantic Basin  by Producing Country    12 Bcf/d of LNG with access to Atlantic Basin has destination flexibility  Additional volumes could become flexible should the contract parties agree  Source: Cheniere Energy Research

Slide: 19 Title: NYMEX vs. NBP – January 17, 2008  Historical Data Futures as of 1/17/08

Slide: 20 Title: NYMEX vs. NBP – August 6, 2007  Historical Data Futures as of 08/06/07

Slide: 21 Title: NYMEX vs. NBP – January 16, 2007  Historical Data Futures as of 1/16/07

Slide: 22 Title: NYMEX vs NBP - September 21, 2006  Historical Data Futures as of 9/21/06

Slide: 23 Title: European Storage: 2007 vs 5yr Avg  * Figures represent PIRA’s projections   0  10  20  30  40  50  60  Jan  Feb  Mar  Apr  May  Jun  Jul  Aug  Sep  Oct  Nov  Dec  Bcm  5 yr Avg  2007 Total

Slide: 24 Title: European Storage by Country  * Figures represent PIRA’s projections   0  5  10  15  20  25  30  35  40  Bcm  End of 2007 vs 5 yr Avg  End of Dec  15.6  9.2  6  1.5  3.8  3.9  39.98  5 yr Avg  15.8  7.4  5.7  1  1.8  3.8  35.43   Germany     France     Italy     Spain     Austria     U.K.     Total

Slide: 25  307 73%  143 72%  196 64%  101 67%  204 66%  241 65%  Draw in the 2nd week of Jan mostly in Baumgarten (14%) and Iberian market area (6%) Title: European Gas Storage Inventory - Bcf  *Inventory as of Jan 14, 2008 Source: GSE 1/14/08

Slide: 26 Title: Worldwide Liquefaction Capacity  Source: GIIGNL; Poten, Cheniere Research   15  16  17  18  19  20  21  22  23  24  25  26  27  28  29  30  Jan  Feb  Mar  Apr  May  Jun  Jul  Aug  Sep  Oct  Nov  Dec  2007  2004  2005  2006  NLNG T6  Snohvit  RG T5  Eq. Guinea  Bcf/d

Slide: 27 Title: Liquefaction - Growth  (Gp:) Worldwide Liquefaction  (Gp:) - (Gp:) 5 (Gp:) 10 (Gp:) 15 (Gp:) 20 (Gp:) 25 (Gp:) 30 (Gp:) 35 (Gp:) 40 (Gp:) 45 (Gp:) Q1 (Gp:) Q2 (Gp:) Q3 (Gp:) Q4 (Gp:) Q1 (Gp:) Q2 (Gp:) Q3 (Gp:) Q4 (Gp:) Q1 (Gp:) Q2 (Gp:) Q3 (Gp:) Q4 (Gp:) Q1 (Gp:) Q2 (Gp:) Q3 (Gp:) Q4 (Gp:) Q1 (Gp:) Q2 (Gp:) Q3 (Gp:) Q4 (Gp:) Q1 (Gp:) Q2 (Gp:) Q3 (Gp:) Q4 (Gp:) Q1 (Gp:) Q2 (Gp:) Q3 (Gp:) Q4 (Gp:) 2004 (Gp:) 2005 (Gp:) 2006 (Gp:) 2007 (Gp:) 2008 (Gp:) 2009 (Gp:) 2010 (Gp:) Bcf/d   Source: Cheniere Research

Worldwide Liquefaction Utilization



120%
110%
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
2007
2004
2005
2006

Source: Poten, Cheniere Research

28

CHENIERE

Slide: 29 Title: Europe – Total LNG Imports  Source: Poten, Cheniere Research  (Gp:) 0 (Gp:) 1 (Gp:) 2 (Gp:) 3 (Gp:) 4 (Gp:) 5 (Gp:) 6 (Gp:) 7 (Gp:) 8 (Gp:) 9 (Gp:) 10 (Gp:)  Jan   (Gp:)  Feb   (Gp:)  Mar   (Gp:)  Apr   (Gp:)  May   (Gp:)  Jun   (Gp:)  Jul   (Gp:)  Aug   (Gp:)  Sep   (Gp:)  Oct   (Gp:)  Nov   (Gp:)  Dec   (Gp:) 2007 (Gp:) 2006 Total (Gp:) 2005 Total

Slide: 30 Title: Asia – Total LNG Imports  Source: Poten, Cheniere Research  (Gp:) 0 (Gp:) 2 (Gp:) 4 (Gp:) 6 (Gp:) 8 (Gp:) 10 (Gp:) 12 (Gp:) 14 (Gp:) 16 (Gp:) 18 (Gp:) 20 (Gp:) Jan  (Gp:) Feb  (Gp:) Mar  (Gp:) Apr  (Gp:) May  (Gp:) Jun  (Gp:) Jul  (Gp:) Aug  (Gp:) Sep  (Gp:) Oct  (Gp:) Nov  (Gp:) Dec  (Gp:) 2007 (Gp:) 2006 (Gp:) 2005

North America – Total LNG Imports



Bcf/d
5
4
3
2
1
0
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
2007
2006
2005

Source: Poten, Cheniere Research

31

CHENIERE

Slide: 32  1 Bcf/d by 2010 12 Bcf/d of undecided gas globally 86% of Henry Hub
94% - 65 cents (GdF transaction) Seek to capture portion of redirect rights  Estimate 30 cargoes annually
 Title: Cheniere Marketing Strategy  Term Contracts: Indexed Purchase Agreements (IPA)  Spot Market:  1 Bcf/d portion Seek to capture arbitrage value of HH vs NBP FOB cargoes LNG Gateway: ~ 60 to 100 cargoes annually   Note: The above outlines the current strategy of Cheniere Marketing, which is subject to change.             Please refer to Page 2 of this presentation.

Slide: 33 Title: Cheniere Growth Strategy Body: Pursue acquisitions for Cheniere Energy Partners, L.P. (AMEX: CQP) Continue asset development: terminals and pipelines Develop a balanced supply portfolio for Cheniere Marketing between long-term IPA’s and LNG Gateway exposure to the spot, option and short-term markets to optimize seasonality

Slide: 34  Appendix

Slide: 35 Title: Condensed Balance Sheet  Cheniere Energy  Other Cheniere  Consolidated  Partners, L.P.  Energy, Inc. (1)  Cheniere Energy, Inc.  Unrestricted cash (2)  -  $    -   447  $   447  $ Restricted cash and securities  885   45  930  Property, plant and equipment  1,006   393   1,399   Goodwill and other assets  71  170    241  Total assets  1,962  $    1,055  $    3,017  $   Deferred revenue and other liabilities  133  $   100  $    233  $  Long-term debt  2,032  725    2,757   Minority interest  -        293   293     Equity  (203)  (63)   (266)      1,962  $         1,055  $  3,017  $         Includes intercompany eliminations. Includes restricted cash held at CQP for construction of the Sabine Pass regas facility and debt service on notes. The Creole Trail pipeline is being developed at Cheniere Energy, Inc. (LNG) with an estimated cost of $500-550 million.  September 30, 2007  (unaudited, in millions)